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                                                                EXHIBIT 10.106

                               EQUIPMENT SUBLEASE

         THIS EQUIPMENT SUBLEASE is made and entered into as of the ____ day of July, 1996, by and between DENAMERICA CORP., a Georgia corporation ("Sublessor"), and BLACK-EYED PEA U.S.A., INC., a Texas corporation ("Sublessee").

                                    RECITALS

         A. Sublessor has entered into a certain Equipment Lease of even date herewith (the "Base Equipment Lease"), with respect to certain appliances, furniture, fixtures, equipment and other personal property (collectively, the "Equipment") owned by LH Leasing Company, Inc., an Arizona corporation, and located on or at the property or properties, the addresses and store numbers of which are set forth on Exhibit A attached hereto (collectively, the "Properties").

         B. Sublessee desires to sublease the Equipment from Sublessor, and Sublessor desires to sublease the Equipment to Sublessee, on the terms and conditions herein set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

         1. GRANT. Sublessor hereby subleases the Equipment to Sublessee, and Sublessee hereby subleases the Equipment from Sublessor, on the terms and conditions herein set forth.

         2. INCORPORATION OF BASE EQUIPMENT LEASE; EXCEPTIONS. Each and every provision of the Base Equipment Lease is incorporated herein by this reference. Sublessor shall sublet the Equipment to Sublessee under the same rental, terms and conditions to which Sublessor agreed as the "Lessee" in the Base Equipment Lease, except as otherwise herein provided. Wherever the term "Lessor" appears, it shall be deemed to refer to Sublessor and wherever the term "Lessee" appears, it shall be deemed to refer to Sublessee. Sublessee shall render performance to Sublessor as required under all of the terms of the Base Equipment Lease. Sublessee shall be entitled under this Sublease to all of the rights and benefits that the Sublessor, as Lessee, enjoys under the Base Equipment Lease.


                  (a) TERM. Sublessee's right to use the Equipment shall commence as of the date set forth above and shall expire one day prior to the end of the term of the Base Equipment Lease.

                  (b) BASE RENT AND OTHER CHARGES. Sublessee shall pay to
Sublessor base monthly rent in the amount of $    , and shall further pay to
Sublessor at the times and as provided in the Base Equipment Lease any and all property taxes and assessments, insurance costs and other charges which Sublessor incurs as Lessee as set forth in the Base Equipment Lease with respect to the Equipment located on or at the Properties.


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                  (c) NOTICES. The initial notice addresses of the parties
hereto, for purposes of the notice provision of the Base Equipment Lease, shall be as set forth below.

         3. REAFFIRMATION OF BASE EQUIPMENT LEASE. All of the terms, conditions and provisions of the Base Lease are reaffirmed by Sublessor and Sublessee.

         4. TERMINATION. In the event of the termination of the Base Equipment Lease under its own terms or under any provision thereof that authorizes such termination, this Sublease shall simultaneously and automatically terminate (without being deemed, however, to be a waiver by Sublessee of any other rights or remedies it may have under this Sublease).

         IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS SUBLEASE AS OF THE DATE FIRST ABOVE WRITTEN.

                                SUBLESSOR:

ADDRESS:                        DENAMERICA CORP., a Georgia corporation

7373 N. Scottsdale Road         By:_____________________________________________
Suite D-120                     Name:    Todd S. Brown
Scottsdale, Arizona  85253      Title:   Vice President

                                SUBLESSEE:

ADDRESS:                        BLACK-EYED PEA U.S.A., INC., a Texas corporation

7373 N. Scottsdale Road         By:_____________________________________________
Suite D-120                     Name:___________________________________________
Scottsdale, Arizona 85253       Title:__________________________________________

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                           ACKNOWLEDGEMENT AND CONSENT

         FFCA Acquisition Corporation, a Delaware corporation ("FFCA"), as Lessor under the Lease, hereby acknowledges and consents to this Equipment Sublease, provided that FFCA shall not be deemed to have assumed any obligation, liability or duty by virtue of acknowledging and consenting to this Equipment Sublease.

                                  FFCA ACQUISITION CORPORATION, a Delaware corporation

                                  By:_______________________________________
                                  Name:    Stephen Y. Schwanz
                                  Title:   Vice President, Corporate Finance

STATE OF ARIZONA                    )
                                    ) ss.
COUNTY OF MARICOPA                  )

         The foregoing instrument was acknowledged before me this _____ day of July, 1996, by Todd S. Brown, the Vice President of DenAmerica Corp., a Georgia corporation, on behalf of the corporation.

                                                     ___________________________
                                                     Notary Public

My commission expires:

_______________________


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STATE OF ARIZONA                    )
                                    ) ss.
COUNTY OF MARICOPA                  )

         The foregoing instrument was acknowledged before me this _____ day of July, 1996, by ___________________ , the_________________ of Black-eyed Pea
U.S.A., Inc., a Texas corporation, on behalf of the corporation.

                                                     ___________________________
                                                     Notary Public

My commission expires:

_______________________





STATE OF ARIZONA                    )
                                    ) ss.
COUNTY OF MARICOPA                  )

         The foregoing instrument was acknowledged before me this _____ day of July, 1996, by Stephen Y. Schwanz, Vice President, Corporate Finance of FFCA Acquisition Corporation, a Delaware corporation, on behalf of the corporation.

                                                     ___________________________
                                                     Notary Public

My commission expires:

_______________________



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